Exhibit 99.2

Press Release

SANTANDER HOLDINGS USA, INC. ANNOUNCES PRICING OF ITS

CASH TENDER OFFER FOR UP TO $400,000,000 IN AGGREGATE

PRINCIPAL AMOUNT OF CERTAIN SENIOR NOTES

BOSTON, February 15, 2018 – Santander Holdings USA, Inc. (“SHUSA” or the “Company”) today announced the pricing of its previously announced cash tender offer (the “Offer”) for up to $400,000,000 (“Maximum Amount”) in aggregate principal amount of its 3.450% Senior Notes due 2018 (the “2018 Notes”) and 2.700% Senior Notes due 2019 (the “2019 Notes” and, together with the 2018 Notes, the “Notes”). The Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 1, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Consummation of the Offer is subject to certain conditions described in the Offer to Purchase.

As previously announced, the Early Participation Date for the Offer was 5:00 p.m., New York City time, on February 14, 2018 (the “Early Participation Date”). The Early Participation Date was not extended. Withdrawal rights for the Offer expired at 5:00 p.m., New York City time, on February 14, 2018, and were not extended. Accordingly, Notes tendered in the Offer may no longer be withdrawn. As the Offer was oversubscribed, subject to the satisfaction or waiver of the conditions to the Offer and in accordance with the Acceptance Priority Levels (as defined in the Offer to Purchase) and proration (in respect of the 2019 Notes), SHUSA has accepted for purchase Notes that were validly tendered and not validly withdrawn in the Offer at or prior to the Early Participation Date in the amounts set forth in the table below.

The applicable Total Consideration per $1,000 principal amount of Notes of each series to be received by holders of Notes of that series that were validly tendered, and not validly withdrawn, in the Offer and that were accepted for purchase by SHUSA in the Offer on the Early Payment Date (as defined below) is set forth in the table below.

Title of Security	Security Identifiers	Applicable Maturity Date/ Par Call Date	Principal Amount Outstanding	Acceptance Priority Level	Aggregate Principal Amount Tendered as of the Early Participation Date	Aggregate Principal Amount Expected to be Purchased on the Early Payment Date	Reference Security	Bloomberg Reference Page/ Screen	Fixed Spread (basis points)	Tender Offer Yield	Total Consideration(1)
3.450% Senior Notes due 2018	CUSIP: 80282KAC0 ISIN: US80282KAC09	August 27, 2018 / July 27, 2018	$244,576,000	1	$63,239,000	$63,239,000	0.750% U.S. Treasury due July 31, 2018	PX3	30	2.078%	$1,006.08
2.700% Senior Notes due 2019	CUSIP: 80282KAH9 ISIN: US80282KAH95	May 24, 2019 / April 24, 2019	$1,000,000,000	2	$733,240,000	$336,761,000	0.875% U.S. Treasury Due April 15, 2019	PX4	40	2.502%	$1,002.30

(1)	The total consideration (the “Total Consideration”) payable for each series of Notes accepted for purchase by SHUSA per $1,000 principal amount, which includes the Participation Amount. Holders whose Notes are accepted for purchase will also receive accrued and unpaid interest on their purchased Notes from, and including, the most recent interest payment date for such Notes prior to the Early Payment Date to, but not including, the Early Payment Date.

The consideration to be paid for the Notes of each series being purchased in the Offer has been determined in the manner described in the Offer to Purchase according to the “Reference Yield,” which means with respect to the Notes of each series being purchased, the yield of the applicable reference security listed in the table above for each series of the Notes. Holders who validly tendered and did not validly withdraw Notes at or prior to the Early Participation Date that were accepted for purchase in the Offer on the Early Payment Date will receive the applicable “Total Consideration” listed in the table above per $1,000 principal amount of such Notes accepted for purchase in the Offer, which includes the early participation amount of $30 per $1,000 principal amount of such Notes (the “Early Participation Amount”). In addition, such holders whose Notes were accepted for purchase pursuant to the Offer on the Early Payment Date will receive accrued and unpaid interest on their purchased Notes from, and including, the most recent interest payment date for such Notes prior to the Early Payment Date to, but not including, the Early Payment Date.

The Early Payment Date for the Offer will be promptly following the Early Participation Date and is expected to be on or about February 16, 2018 (the “Early Payment Date”).

Subject to the satisfaction or waiver of the conditions to the Offer, SHUSA expects to purchase on the Early Payment Date Notes representing an aggregate principal amount that is equal to the Maximum Amount for the Offer, and therefore SHUSA expects that no additional Notes will be purchased in the Offer, and there will be no final settlement date for the Offer. Notes tendered in the Offer and not purchased on the Early Payment Date will be returned promptly after the Early Payment Date.

SHUSA has appointed Santander Investment Securities Inc. to act as dealer manager for the Offer, and has retained D.F. King & Co., Inc. to serve as the tender agent and information agent.

This announcement is not an offer to purchase or a solicitation of an offer to purchase. The Offer is being made solely by SHUSA pursuant to the Offer to Purchase. The Offer is not being made to, nor will SHUSA accept tenders of Notes from, holders in any jurisdiction in which the Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Madrid-based Banco Santander, S.A. (NYSE: SAN) (Santander), one of the most respected banking groups in the world with more than 125 million customers in the U.S., Europe and Latin America. As the intermediate holding company for Santander’s U.S. businesses, SHUSA includes six financial companies with more than 17,500 employees, 5.2 million customers and assets of over $131.9 billion. These include Santander Bank, N.A., one of the country’s largest retail and commercial banks by deposits; Santander Consumer USA Holdings Inc. (NYSE: SC), an auto finance and consumer lending company; Banco Santander International of Miami; Banco Santander Puerto Rico; Santander Securities LLC of Boston; and Santander Investment Securities Inc. of New York.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, SHUSA’s statements regarding the Offer. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K SHUSA files with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in the forward-looking statements include, without limitation, the risks and uncertainties described in SHUSA’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for SHUSA to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by SHUSA or any other person that SHUSA’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on SHUSA’s forward-looking statements, and SHUSA undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Disclaimer

This announcement must be read in conjunction with the Offer to Purchase. None of SHUSA, the dealer managers, the tender and information agent, or any person who controls or is a director, officer, employee or agent of such persons, or any affiliate of such persons, makes any recommendation as to whether holders of Notes should participate in the Offer.

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FINANCIAL CONTACTS:

Andrew Withers

617.757.3524

awithers@santander.us

MEDIA CONTACTS:

Ann Davis

617.757.5891

ann.davis@santander.us

Nancy Orlando

617.757.5765

nancy.orlando@santander.us